SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 27, 2019

OMNOVA SOLUTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	25435 Harvard Road, Beachwood, Ohio	44122-6201
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 682-7000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 27, 2019, OMNOVA Solutions Inc. issued a press release announcing its financial results for its first fiscal quarter ended February 28, 2019. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosures

Attached as Exhibit 99.2 hereto and incorporated by reference are presentation slides that will form the basis of investor presentations beginning on March 27, 2019. The presentation slides are also available on OMNOVA Solutions Inc.'s website at www.omnova.com.

The information contained in this Item 7.01, including the related information set forth in the Investor Presentation provided as an exhibit hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 27, 2019, issued by OMNOVA Solutions Inc.
99.2	OMNOVA Solutions Inc., Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ Frank P. Esposito
Name:	Frank P. Esposito
Title:	Vice President, Corporate Secretary and Investor Relations; Assistant General Counsel
Date:	March 27, 2019

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 27, 2019, issued by OMNOVA Solutions Inc.
99.2	OMNOVA Solutions Inc., Investor Presentation